SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities and Exchange Act


                             November 30, 2004
                             -----------------
                               Date of Report
                     (Date of earliest event reported)

                               Atlantica, Inc.
                               ---------------
            (Exact Name of Registrant as Specified in its Charter)

           Utah                000-24379                 43-0976463
           ----                ---------                 ----------
     (State or other       (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)

                      4685 S. Highland Drive, Suite #202
                          Salt Lake City, Utah 84117
                          --------------------------
                   (Address of Principal Executive Offices)

                                (801) 278-9424
                                --------------
                         Registrant's Telephone Number

                                       N/A
        (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
            ---------------------------------------------

    On November 30, 2004, our President, Thomas J. Howells and our Secretary, Travis T. Jenson, resigned and appointed Duane S. Jenson as President and Shelley Goff as Secretary. Both Mr. Howells and Mr. T. Jenson also resigned as directors and appointed Duane S. Jenson and Shelley Goff as directors.

     Duane S. Jenson, our new President and director, is 60 years of age. Mr. Jenson received his B.S. and M.B.A. from the University of Utah and has been the owner and CEO of Jenson Services, Inc., a Utah corporation ("Jenson Services"), since its inception in 1981. Jenson Services is a financial consulting firm. From 1973 to 1981 Mr. Jenson was a construction contractor. Our Vice President, Terry Jenson is the wife of Duane S. Jenson.

     Travis T. Jenson is the son of Duane S. Jenson, and he and Mr. Howells are consultants for Jenson Services.

     Shelley Goff, our new Secretary and director, is 44 years of age. Ms. Goff graduated from the University of Utah in 1992 with a B.S. in Finance. Mr. Goff has been the sole proprietor of The Financial Organizer since 1990 and prepares documents for filing with the Securities and Exchange Commission for public companies on the Securities and Exchange Commission EDGAR system.

     There were no material transactions, or series of similar transactions, during our Company's last two fiscal years, or any currently proposed transactions, or series of similar transactions, to which our Company or any of our subsidiaries was or is to be a party, in which the amount involved exceeded $60,000 and in which any director, executive officer or any security holder who is known to us to own of record or beneficially more than five percent of any class of our common stock, or any member of the immediate family of any of the foregoing persons, had an interest.

                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATLANTICA, INC.



Date: 6/24/2005                         /s/Duane S. Jenson
      ---------                         ------------------------
                                        Duane S. Jenson, President